UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021 (January 21, 2021)

NORTH ATLANTIC ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39923	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 567 6959

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	NAACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	NAAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2021, North Atlantic Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 37,950,000 units (“Units”), including 4,950,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”) and one-third of one redeemable warrant (“Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $379,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-251887) relating to the IPO, initially filed with the U.S. Securities and Exchange Commission on January 4, 2021 and amended thereafter (as amended, the “Registration Statement”):

●	an Underwriting Agreement, dated January 21, 2021, between the Company on the one hand and Wells Fargo Securities, LLC and BTIG, LLC, as representatives of the underwriters on the other hand, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	a Warrant Agreement, dated January 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	an Investment Management Trust Agreement, dated January 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	a Registration Rights Agreement, dated January 21, 2021, between the Company, NAAC Sponsor LP (the “Sponsor”) and certain securityholders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	a Private Placement Warrants Purchase Agreement, dated January 21, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	a Letter Agreement, dated January 21, 2021, among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference (the “Letter Agreement”);

●	An Administrative Services Agreement, dated January 21, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●	a Forward Purchase Contract, dated January 21, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO and the issuance of the Units, the Company completed the private sale of an aggregate of 7,126,667 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds of $10,690,000 (the “Private Placement”). The Private Placement Warrants are identical to the Public Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The offer and sale of the Private Placement Warrants were made pursuant to the exemption from registration provided for in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 21, 2021, in connection with the IPO, Dmitri Panayotopoulos and Tamara Sakovska (the “New Directors” and, together with Andrew Morgan, Gary Quin and Patrick Doran, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The New Directors and Mr. Morgan are independent directors. Effective January 21, 2021, Messrs. Morgan and Panayotopoulos and Ms. Sakovska were appointed to the Board’s Audit Committee, with Mr. Morgan serving as chair of that committee. Effective January 21, 2021, Messrs. Morgan and Panayotopoulos and Ms. Sakovska were appointed as members of the Board’s Nominating and Corporate Governance Committee, with Ms. Sakovska serving as chair of that committee. Effective January 21, 2021, Messrs. Morgan and Panayotopoulos and Ms. Sakovska were appointed as members of the Board’s Compensation Committee, with Mr. Panayotopoulos serving as chair of that committee.

As a result of the appointment of the New Directors, the Board consists of the following directors, separated into the following three classes: Class I, consisting of Ms. Sakovska and Mr. Panayotopoulos, whose terms of office will expire at the Company’s 2022 annual general meeting; Class II, consisting of Messrs. Morgan and Quin, whose terms of office will expire at the Company’s 2023 annual general meeting; and Class III, consisting of Mr. Doran, whose term of office will expire at the Company’s 2024 annual general meeting.

On January 21, 2021, in connection with their appointments to the Board, each director entered into the Letter Agreement, as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.1 to the Registration Statement. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company, other than as described in the Registration Statement.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2021, the Company adopted its Amended and Restated Memorandum and Articles of Association. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $379,500,000 from the IPO and the Private Placement was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses, if any), the Company’s Amended and Restated Memorandum and Articles of Association, as discussed below and subject to the requirements of law and regulation, provides that the proceeds held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination, or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with those Class A Ordinary Shares that such shareholders have properly elected to redeem, subject to the limitations described therein, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to provide holders of Class A Ordinary Shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO, or (B) with respect to any other provision relating to the rights of holders of Class A Ordinary Shares, and (c) the redemption of the Company’s public shares if the Company has not consummated its business combination within 24 months from the closing of the IPO.

On January 21, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 26, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated January 21, 2021, between the Company and Wells Fargo Securities, LLC and BTIG, LLC, as representatives of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated January 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated January 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated January 21, 2021, between the Company, the Sponsor and certain securityholders.

10.3	Private Placement Warrants Purchase Agreement, dated January 21, 2021, between the Company and the Sponsor.

10.4	Letter Agreement, dated January 21, 2021, among the Company, the Sponsor and each of the officers and directors of the Company.

10.5	Administrative Services Agreement, dated January 21, 2021, between the Company and the Sponsor.

10.6	Forward Purchase Contract, dated January 21, 2021, between the Company and the Sponsor.

99.1	Press Release, dated January 21, 2021.

99.2	Press Release, dated January 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH ATLANTIC ACQUISITION CORPORATION

Dated: January 27, 2021	By:	/s/ Gary Quin
	Name:	Gary Quin
	Title:	Chief Executive Officer